Materials, energy and consumables used	12 Months Ended
Jun. 30, 2025
Materials, energy and consumables used
Materials, energy and consumables used
3	Materials, energy and consumables used

	2025	2024	2023
for the year ended 30 June	Rm	Rm	Rm
Cost of raw materials*	102 915	114 889	126 338
Cost of energy and other consumables used in production process	26 226	23 068	25 959
	129 141	137 957	152 297

*Includes R3,9 billion reduction in the current year relating to compensation from Transnet. Refer to note 5 for details.

Materials, energy and consumables used relate to items that are consumed in the manufacturing process, including changes in inventories and distribution costs up until the point of sale.

Included in materials, energy and consumables used is net carbon taxes of R1,6 billion (2024 - R1,4 billion; 2023 - R1,7 billion). Carbon credits to the value of R723 million (2024 – R580 million ; 2023 – R247 million) were purchased during this year. Under the carbon tax regulations, South African companies are able to buy carbon credits from third parties to offset a portion of their carbon tax liability. To this end, Sasol enters into strategic and cost-effective long-term agreements with reputable suppliers for credible high-quality carbon offset credits. The ultimate amount of credits acquired will depend on the development of projects under the applicable standards, delivering the credits within the agreed timeframe, and will be subject to audit/verification by an independent party.

Purchase commitments

The Group enters into off-take agreements as part of its normal operations which have minimum volume requirements (i.e. take or pay contracts). These purchase commitments consist primarily of agreements for procuring raw materials such as coal, gas and electricity.

The most significant commitment relates to minimum off-take oxygen supply agreements for Secunda Operations of approximately R210 billion (2024: R211 billion; 2023: R219 billion).

●	The Oxygen Train 17 oxygen supply agreement runs to 2037, with an option to renew the contract to 2050. The renewal option is not taken into account in the calculation of the commitments.
●	The Oxygen Trains 1 – 16 arrangement is managed through various agreements, including the Gas Sales Agreement, Utilities Agreement and a suite of other contracts. In terms of the Utilities Agreement, Sasol is contractually bound to buy oxygen and other derivative gasses from Air Liquide annually, while Air Liquide is bound to buy utilities from Sasol for the same amount for 15 years. The ultimate amount of the commitment is dependant on expected future increases in the regulated price of electricity in South Africa and is presented on an undiscounted basis.

3Materials, energy and consumables used continued

In prior years, Sasol South Africa Limited (SSA), together with Air Liquide Large Industries South Africa Proprietary Limited (ALLISA), signed six Power Purchase Agreements (PPAs) for more than 600MW, with contractual terms of 20 years each, for the procurement of renewable energy from Independent Power Producers. The joint procurement of renewable energy by SSA and ALLISA is primarily aimed at the decarbonisation of the Secunda Operations site.

In 2025, Sasol further increased the total renewable energy secured (PPA and self–builds) to more than 900 MW. During 2025, 260 MW achieved financial close and the PPA with Msenge Emoyeni Wind Farm Proprietary Limited reached commercial operation. The remaining contracts are phased and planned to be online in the next 2 to 3 years.

Furthermore, Sasol is party to long-term gas purchase agreements of approximately R25 billion (2024: R32 billion; 2023: R38 billion) which commits Sasol Gas (Pty) Ltd (Sasol Gas) to purchase and transport a minimum quantity of gas until 2034.

Contractual purchase commitments are taken into account in testing the recoverability of the carrying amounts of property, plant and equipment. At 30 June 2025 and 30 June 2024, there were no onerous contracts relating to these off-take commitments.